LONG-TERM DEBT	12 Months Ended
Dec. 31, 2025
Other Long Term Liabilities [Abstract]
LONG-TERM DEBT
NOTE 11:	LONG-TERM DEBT

In September 2022, Nexxen Group US Holdings Inc. entered into a USD 90 million senior secured term loan facility (the Term Loan Facility) and a USD 90 million senior secured revolving credit facility (the Revolving Credit Facility and, together with the Term Loan Facility, collectively, the Credit Facilities). The Company used the net proceeds of the Term Loan Facility and USD 10 million of net proceeds of the Revolving Credit Facility. The loan period was 3 years from the date it was obtained.

On April 9, 2024, the Company repaid its outstanding long-term debt, in the total amount of USD  100 million. No early termination penalties were incurred.

On May 29, 2025, the Company amended its revolving credit arrangements and transitioned to a reduced senior secured revolving credit facility in an aggregate amount of USD 50 million and the maturity date was extended to September 2027 (the “Amended Revolving Credit Facility”). As of December 31, 2025, no amounts were drawn under the Amended Revolving Credit Facility and it remains available in its entirety.

The Company is obligated to pay a commitment fee on the undrawn amounts of the Revolving Credit Facility at an annual rate, determined by the Company’s total net leverage ratio, on a quarterly basis, and agency fees in a fixed amount. The Revolving Credit Facility requires compliance with various financial and non-financial covenants, including affirmative and negative covenants. The financial covenants require that the total net leverage ratio not exceed 3x and the interest coverage ratio not be less than 4x, in each case measured as of the end of each fiscal quarter. As of December 31, 2025, the Company is in compliance with all related covenants.

Nexxen Group US Holdings Inc.’s obligations under the Revolving Credit Facility is (i) jointly and severally guaranteed by the Company and certain of the Company’s direct and indirect, existing and future wholly owned restricted subsidiaries (as defined in the Credit Facility), subject to certain exceptions and (ii) secured on a first-lien basis by substantially all of the tangible and intangible assets of Nexxen Group US Holdings Inc. and the guarantors of the Revolving Credit Facility, subject to certain permitted liens and other agreed upon exceptions.

During the year ended December 31, 2025, December 31, 2024 and December 31, 2023 the Company recognized interest expenses in the amounts of USD 315 thousand, USD 2,278 thousand and USD 6,854 thousand, respectively. Total interest paid during the year ended December 31, 2025, December 31, 2024, and December 31, 2023, were USD 322 thousand, USD 3,959 thousand, and USD 6,601 thousand, respectively.